UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2011
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	1-16577 (Commission File Number)	38-3150651 (I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan (Address of principal executive offices)	48098 (Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
On July 14, 2011, Matthew I. Roslin announced his decision to resign as Executive Vice-President, Chief Legal Officer and Chief Administrative Officer of Flagstar Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, Flagstar Bank, FSB (the “Bank”). Mr. Roslin has agreed to remain with the Company and the Bank on an interim basis and will maintain oversight of all legal matters until a successor is named. Effective as of July 14, 2011, Mr. Roslin’s responsibilities as Chief Administrative Officer were reassigned to Salvatore J. Rinaldi, Executive Vice-President and Chief of Staff, and Todd McGowan, Executive Vice-President and Chief Risk Officer.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: July 15, 2011	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer